Exhibit 99.1

WEBSITE PROS COMPLETES TRANSACTION WITH WEB.COM

JACKSONVILLE, FL, October 1, 2007 – Website Pros, Inc. (NASDAQ: WSPI) announced today that it has completed its transaction with Web.com pursuant to the Merger Agreement between the companies dated June 26, 2007.  The companies believe the transaction creates a market leader in the Web services industry, with over $122 million in annualized revenue and over 246,000 paid subscribers based on second quarter 2007 financial results.  As a result of the transaction, Website Pros now offers small businesses a full suite of Web services including various website, online marketing and lead generation packages.

“The addition of Web.com’s people, technology and services to Website Pros is a strategic investment and a large step forward in our plans to be the premier destination for online services for the small business community,” stated David Brown, Chairman and CEO of Website Pros.  “This merger unites two market leaders to create a single company with solutions that can meet the diverse Web services needs of small and medium sized businesses.  In addition, we expect the combination of Web.com and Website Pros to benefit stockholders from a financial perspective, based upon our belief that we will be able to leverage cost savings and take advantage of cross-selling opportunities across our significantly expanded customer base.”

Web.com’s suite of solutions includes Web services and patented technologies that allow small businesses and consumers to establish and maintain an online presence, empowering them to expand their brand awareness and ability to participate in the e-commerce market opportunity.  Similar to Website Pros, Web.com’s solutions are delivered to customers via a subscription-based model designed to provide customers with a single source for their online needs.

“This transaction combines two highly complementary companies, which we believe will provide the combined company with considerable incremental growth opportunities and create substantial cost savings that improve the long-term profitability of the combined company,” stated Jeff Stibel, President of Website Pros. “The chemistry that the combined team has already established only furthers my excitement for the new company.”

Website Pros’ headquarters will remain in Jacksonville, FL, but the company plans to maintain an office in Atlanta, GA.  Website Pros, including its subsidiaries, also has offices throughout the United States and Canada.

Moving forward, Website Pros plans to arrange its organization into two principal product groups, Web services, and online marketing and lead generation services.  Key management of the company includes:

•                  David L. Brown, Chairman and Chief Executive Officer

•                  Jeffrey M. Stibel, President (former President and Chief Executive Officer of Web.com)

•                  Kevin Carney, Chief Financial Officer

•                  Gonzalo Troncoso, President, Web Services (former Chief Financial Officer of Web.com)

•                  Todd Walrath, President, Online Marketing and Lead Generation Services

•                  Roseann Duran, Chief Marketing Officer

•                  Vikas Rijsinghani, Chief Technology Officer (former Chief Technology Officer of Web.com)

Website Pros Board of Directors will be comprised of the seven directors listed below, two of whom were previously directors of Web.com and five of whom are continuing in their roles as directors of with Website Pros.  Full bios of each Director can be found at www.websitepros.com and www.web.com.  The Board of Directors includes:

•                  David L. Brown, Chairman and Chief Executive Officer of Website Pros

•                  Hugh M. Durden, Chairman of the Board of Trustees of The Alfred I. duPont Testamentary Trust and former President of Wachovia Corporate Services

•                  Julius Genachowski, former Chief of Business Operations and General Counsel for IAC/InterActiveCorp and former Chief Counsel to the Chairman of the Federal Communications Commission

•                  Alex Kazerani, Chief Executive Officer of Edgecast, partner in several venture capital funds, previously a founder of Knowledgebase and HostPro

•                  Timothy I. Maudlin, Managing Partner of Medical Innovation Partners, a venture capital firm, and a director of Sucampo Pharmaceuticals, Inc.

•                  Robert S. McCoy, Jr., a director of Krispy Kreme Doughnuts and former Vice Chairman and Chief Financial Officer of Wachovia Corporation

•                  Jeffrey M. Stibel, President of Website Pros, formerly Chief Executive Officer of Web.com

Website Pros believes there are significant opportunities for operating cost synergies through the integration of the two businesses, which is expected to result in pre-tax savings of approximately $5 million to $7 million during calendar year 2008.  In addition, Web.com continues process and migration improvements which Website Pros believes will result in annualized savings of approximately $5 million, of which $1.5 million had been recognized by Web.com as of June 30, 2007.

The merger is expected to be materially accretive to the combined company’s non-GAAP diluted earnings per share in its first full year (CY2008), and is expected to be break even on a GAAP earnings per share basis by the fourth quarter 2008. The company will provide additional comments on the financial forecast for the combined company on its third-quarter earnings call.

Web.com, Inc. will cease to be traded as an independent company on the NASDAQ Global Market.  Website Pros will continue to be traded under the stock symbol “WSPI”.

About Website Pros

Website Pros, Inc. (NASDAQ : WSPI) is a leading provider of Do-It-For-Me and Do-It-Yourself website building tools, Internet marketing, lead generation and technology solutions that enable businesses to maintain an effective Internet presence. The company offers a full range of Web services, including website design and publishing, Internet marketing and advertising, search engine optimization, lead generation, home contractor specific leads and shopping cart solutions, meeting the needs of a business anywhere along its lifecycle - from those just establishing a Web presence to more sophisticated online eCommerce sites. For more information on the company, please visit http://www.websitepros.com or http://www.web.com or call 1-800-GETSITE.

Forward-Looking Statements

This news release includes forward-looking statements, including those regarding the anticipated financial results, reach, capabilities and opportunities for the combined company, future products and services, expected benefits to merchants and other customers, market opportunities and expected customer base.  These statements are based on certain assumptions and reflect our current expectations.  Statements including words such as “anticipate,” “propose,” “estimate,” “believe” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Some of the factors that could cause results to differ materially from the expectations expressed in these forward-looking statements include the following: disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks related to the successful offering of the combined company’s products and services; the risk that the anticipated benefits of the merger may not be realized; and other risks that may impact Website Pros’ and Web.com’s businesses, some of which are discussed in the companies’ reports filed with the Securities and Exchange Commission (the “SEC”) under the caption “Risks That Could Affect Future Results” or “Risk Factors” and elsewhere, including, without limitation, each of Website Pros’ and Web.com’s Annual Reports on Form 10-K for the year ended December 31, 2006 and Quarterly Reports on Form 10-Q for the quarter ended June 30, 2007.  Additional risks associated with the proposed transaction are set forth in the companies’ joint proxy statement/prospectus under the caption “Risk Factors”.  Copies of Website Pros’ and Web.com’s filings with the SEC can be obtained on their websites, or at the SEC’s website at www.sec.gov. You can also obtain Website Pros’ report through its website at http://www.websitepros.com and Web.com’s reports through its website at http://www.web.com. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. If any of these risks or uncertainties materializes, the potential benefits of the merger may not be realized, the operating results of Website Pros could suffer, and actual results could differ materially from the expectations described in these forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. These risks, uncertainties and factors are not exclusive, and Website

Pros undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

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Contacts:

Roseann Duran

Website Pros, Inc.

904-680-6976

rduran@websitepros.com

Peter Delgrosso

Website Pros, Inc.

404-260-2500

pdelgrosso@corp.web.com